The Mosaic Company Jim Prokopanko, President and Chief Executive Officer Laura Gagnon, Vice President Investor Relations Earnings Conference Call – 2 nd Quarter Fiscal 2012 Thursday, January 5, 2012

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico;
further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade,
Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the
Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving
Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement

Another Quarter of Strong Results
Revenue $3.0 billion +13%
Net Earnings $624 million +37%
EPS $1.40 +37%
3
(1) Excluding net gain of $570.1 million, or $1.27 per share, from sale of Fosfertil in Q2 FY11.
(1)
(1)

Potash Segment Highlights

In millions, except MOP price Q2 FY12 Q1 FY12 Q2 FY11
Net sales $839 $873 $699
Gross Margin $394 $444 $285
% of net sales 47% 51% 41%
Operating earnings $358 $402 $252
Sales volumes 1.8 1.8 1.8
Production volume 1.8 1.9 1.7
Avg MOP selling price $440 $446 $331
Second quarter year over year highlights:
• Operating earnings up 42% due to increased selling prices and higher operating rates
• Operating rate of 78% vs. 74% a year ago
• Average selling price driven by international mix
0
50
100
150
200
250
300
350
400
450
500
Q2 FY11 OE Sales
price
Sales volumes Resource
taxes
Other Q2 FY12 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Potash Expansion on Track
Over 60% capacity increase expected by 2019

10
12
14
16
18
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
FISCAL YEAR
CUMULATIVE PEAKING CAPACITY ADDITIONS
MILLION TONNES
EXISTING TOLLING IN PROGRESS FUTURE

Phosphates Segment Highlights

In millions, except DAP price Q2 FY12 Q1 FY12 Q2 FY11
Net sales $2,179 $2,220 $1,974
Gross Margin $476 $410 $476
% of net sales 22% 18% 24%
Operating earnings $432 $333 $402
Sales volumes 3.2 3.2 3.7
NA production volume (a) 2.1 2.2 2.1
Avg DAP selling price $611 $576 $461
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Second quarter year over year highlights:
• Operating earnings up 7% due to higher selling prices, partially offset by higher raw material costs and lower volumes
• Finished product operating rate of 86% down slightly from 88% a year ago
• Sequential improvement in gross margins to 22% reflect price offsetting higher raw material costs
• Faustina fully operational by November
0
100
200
300
400
500
600
700
800
900
Q2 FY11
OE
Sales
price
Sales
volumes
Raw
materials
Other Q2 FY12
OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Phosphate Raw Material Costs

Ammonia
$/tonne
Sulfur Costs
$/long ton
Realized costs of raw materials in COGS lag spot prices by approximately 3 months. Realized ammonia costs, in most periods shown, include a benefit of our manufacture of ammonia at Faustina. In addition, sulfur realized prices include storage, conversion and transformation costs of $10 - $15 / ton.
$0
$200
$400
$600
$800
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
Realized in COGS Ave Purchase Price
$0
$100
$200
$300
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
Realized in COGS Ave Purchase Price

Phosphate Rock Sourcing

Rock Mix used in U.S. Operations
$-
$25
$50
$75
$100
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12
US mined rock Purchased Miski Mayo rock Other purchased rock

Affordability has improved due to higher grain
prices and lower crop nutrient costs
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
00 01 02 03 04 05 06 07 08 09 10 11
Crop Nutrient Price Index/Crop Price Index Ratio
Ratio Average

Markets are signaling to farmers to keep
the foot on the gas and not the brake

3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
O N D J F M A M J J
US$ BU
New Crop Corn Prices
Daily Close of the New Crop Option October 1 to June 30
2008 2009 2010 2011 2012
Source: CBOT

Near term market forecast
The issue is timing, not tonnes

0
1
2
3
4
5
6
7
8
Jun-Nov Dec-May
NORTH AMERICAN MOP SHIPMENTS
MILLION TONS
0
1
2
3
4
5
6
7
8
Jun-Nov Dec-May
NORTH AMERICAN PHOSPHATE SHIPMENTS
MILLION TONS
5 yr range 2011/12F 5 yr average

Category Guidance
Potash
Q3 Sales volume 1.2 – 1.5 million tonnes
Q3 MOP selling price $430 – $460 per tonne
Q3 Operating rate above 80%
Phosphates
Q3 Sales volume 2.2 – 2.6 million tonnes
Q3 DAP selling price $530 - $560 per tonne
Q3 Operating rate range of 70% - 80%
Capital Expenditures $1.6 - $1.9 billion
Canadian Resource Taxes and Royalties $420 – $470 million
SG&A $400 – $430 million
Effective Tax Rate Upper 20 percent range
Financial Guidance – Fiscal 2012

Record Phosphate Shipments
In both 2011 and 2012

Phosphate shipments are expected to climb to record levels driven by high agricultural commodity prices and profitable farm economics
Source: Fertecon, IFA and Mosaic estimates
52
47
58
60
62-64
30
40
50
60
70
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
WORLD PHOSPHATE SHIPMENTS
MILLION TONNES DAP/MAP/TSP

Record Potash Demand
In both 2011 and 2012

Source: Fertecon, IFA and Mosaic estimates
Muriate of Potash shipments also are expected to climb to record levels driven by high agricultural commodity prices and profitable farm economics
51
31
53
56
57-59
25
35
45
55
65
00 01 02 03 04 05 06 07 08 09 10 11F 12F
CALENDAR YEAR
WORLD POTASH SHIPMENTS
MILLION TONNES KCl

The Mosaic Company Thank you

Earnings Sensitivity to Key Drivers (a)
Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne) $50 $354 $0.59
Potash Volume (000 tonnes) 500 $160 $0.27
DAP Price ($/tonne)
$50 $416 $0.69
Phosphates Volume (000 tonnes)
500 $111 $0.18
Sulfur ($/lt)
$25 $175 $0.29
Ammonia ($/tonne) $25 $78 $0.13
Natural Gas ($/mmbtu) $1.00 $36 $0.06
(a) These factors do not change in isolation; actual results could vary from the above estimates

Three Months Ended
November 30,             ,
2011 –
2010             .
(in millions, except per share amounts) 2011 2010 Change Percent
Net earnings attributable to Mosaic
$623.6 $1,025.6 $(402.0) (39%)
After-tax gain from sale of Fosfertil
-
$(570.1) $570.1
-
Adjusted net earnings attributable to Mosaic
$623.6 $455.5 $168.1 37%
Diluted net earnings per share attributable to Mosaic
$1.40 $1.02 $0.38 37%
Diluted weighted average number of shares outstanding
444.7 447.3
17
Adjusted Net Earnings Attributable to Mosaic
The Company has presented above adjusted net earnings attributable to Mosaic which is a non-GAAP financial measure.  Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with
U.S. generally accepted accounting principles ("GAAP").  Adjusted net earnings attributable to Mosaic is not a measure of financial performance under GAAP.  Because not all companies use identical calculations, investors should consider that Mosaic’s calculation may not be comparable to other similarly titled measures presented by other companies.
Adjusted net earnings attributable to Mosaic provides a metric that the Company believes is helpful to investors in evaluating the Company’s performance as it excludes the one-time gain from the sale of Mosaic’s equity investment in Fosfertil. Adjusted net earnings attributable to Mosaic should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.